UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8K

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2020

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
No 2020 Zhongshanxi Road Room 502A40 Xuhui District, Shanghai, China 200030

(Address of Principal Executive Offices) (Zip code)

 +86-0513-8912-3630

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

 Explanatory Note

Code Chain New Continent Limited is filing this Amendment No. 1 on Form 8K/A to the Current Report on Form 8K filed with the Securities and Exchange Commission on December 16, 2020 (the “Original Form 8-K”) to correct a typographical error of the names of the directors as described in Item 5.07. There is no change to the other information in the Original Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2020 local time, Code Chain New Continent Limited (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”).  The number of shares of common stock entitled to vote at the Annual Meeting was 29,176,026 shares. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 15,587,446 shares. At the Annual Meeting, the following proposals were voted on:

1.	That the following constitutes the number of votes voted with respect to the following persons as Directors of the Company.

	FOR	WITHHOLD	BROKER NON-VOTE
YIMIN JIN	14,811,387	15,938	760,121
WEI XU	14,827,325	0	760,121
QIHAI WANG	14,811,387	15,938	760,121
MINGYUE CAI	14,811,387	15,938	760,121
MANLI LONG	14,811,387	15,938	760,121
YAJING LI	14,811,387	15,938	760,121
MIN ZHU	14,811,387	15,938	760,121

Accordingly, each such person has been duly elected as a Director to hold such office until the 2021 Annual Meeting of Stockholders or until his successor is elected and shall qualify.

2.	That the following constitutes the number of shares voted with respect to the ratification of WWC.P.C. to serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2020.

FOR	AGAINST	ABSTAIN
15,507,784	78,177	1,485

Accordingly, WWC.P.C. has been ratified to serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2020.

3.	That the following constitutes the number of shares voted with respect to the authorization and approval of the Company’s 2020 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,825,440	100	1,785	760,121

Accordingly, the Company’s 2020 Equity Incentive Plan has been authorized and approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: January 29, 2021	By:	/s/ Yimin Jin
	Name:	Yimin Jin
	Title:	CEO

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